TURNER FUNDS

Turner International Growth Fund

Institutional Class

Investor Class

Supplement dated September 21, 2012

to the Prospectus dated January 31, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.  CAPITALIZED TERMS USED IN THIS SUPPLEMENT AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANING GIVEN TO THEM IN THE PROSPECTUS.

On September 7, 2012, the Board of Trustees (the “Board”) of the Turner Funds approved the reorganization of Turner International Growth Fund (the “International Growth Fund”) into the John Hancock International Growth Equity Fund, a series of John Hancock Funds II with the same investment objectives and policies.  The Board’s decision to reorganize the International Growth Fund is subject to shareholder approval. If you are a shareholder of record of the International Growth Fund as of a record date (the “Record Date”) expected to be established in October 2012, you will be eligible to vote at a Special Meeting of Shareholders.  If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting. All shareholders of record as of the Record Date will receive a proxy statement relating to the proposed reorganization describing its terms in detail.  This Special Meeting is expected to take place during the first quarter of 2013.

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In anticipation of the reorganization, the Board has determined to close the International Growth Fund to new investors effective October 12, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.